UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 14, 2010

INTERNATIONAL FUEL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-25367	88-0357508
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 Bonhomme, Suite 1920 St. Louis, Missouri		63105
(Address of principal executive offices)		(Zip Code)

(314) 727-3333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On December 14, 2010, International Fuel Technology, Inc. (the “Company”) held its annual meeting of stockholders. At this meeting, the following directors were elected to the Company’s Board of Directors: Jonathan R. Burst, Rex Carr, Fer Eren, M.D., Gary Kirk and David B. Norris. All directors will serve until the Company’s next annual meeting and until their successors shall have been duly qualified and elected.

The votes with respect to each nominee and with respect to the other matter voted on by stockholders at the meeting are set forth below:

Proposal No. 1:

	For	Withheld
Jonathan R. Burst	36,772,448	500,328
Rex Carr	37,042,848	229,928
Fer Eren, M.D.	36,463,214	809,562
Gary Kirk	36,836,148	436,628
David B. Norris	36,421,614	851,162

Proposal No. 2:

	For	Against	Abstain
Ratification of the appointment of the Company’s independent registered public accounting firm, BDO USA, LLP, for the fiscal year ending December 31, 2010	69,812,081	3,616,684	26,104

36,182,093 broker non-votes were received for the vote on the Company’s directors and no broker non-votes were received for the vote on the ratification of the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         December 20, 2010

INTERNATIONAL FUEL TECHNOLOGY, INC.

By:	/s/ Jonathan R. Burst
Name:	Jonathan R. Burst
Title:	Chief Executive Officer